Fees Summary	Jun. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 249,192,535.4
Previously Paid Amount	0
Total Fee Amount	38,151.39
Total Offset Amount	0
Net Fee	$ 38,151.39